UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 14, 2013

Superior Uniform Group, Inc.

(Exact name of registrant as specified in its charter)

Florida	001-05869	11-1385670
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10055 Seminole Blvd., Seminole, Florida		33772

Registrant's telephone number including area code:		(727) 397-9611

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant.

(a) Dismissal of Registrant’s Independent Registered Public Accounting Firm

On June 14, 2013, Superior Uniform Group, Inc. (the “Registrant”) dismissed Grant Thornton LLP as its independent registered public accounting firm to audit the Registrant’s financial statements. The decision to dismiss Grant Thornton LLP was approved by the Audit Committee of the Registrant’s Board of Directors.

Grant Thornton LLP audited the Registrant's financial statements for the years ended December 31, 2012, and 2011, and issued its audit report dated March 14, 2013. During the two most recent fiscal years and the subsequent interim period preceding June 14, 2013, no report of Grant Thornton LLP on the Registrant's financial statements contained an adverse opinion or a disclaimer of opinion, nor was one qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two most recent fiscal years and the subsequent interim period preceding June 14, 2013, there were no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton LLP would have caused Grant Thornton LLP to make a reference to the subject matter of the disagreements in connection with its report on the Registrant's financial statements for any such periods. During the Registrant’s two most recent fiscal years and the subsequent interim period preceding June 14, 2013, there have been no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Registrant has provided Grant Thornton LLP with a copy of the disclosures it is making in this Current Report on Form 8-K prior to filing with the Securities and Exchange Commission (“SEC”) and requested that Grant Thornton LLP furnish the Registrant with a letter addressed to the SEC stating whether or not it agrees with such disclosures. Grant Thornton LLP furnished the Registrant with such a letter stating that it agrees with the disclosures in this Item 4.01, which is attached hereto as Exhibit 16.1.

(b) Engagement of Registrant’s New Independent Registered Public Accounting Firm

On June 17, 2013, with the approval of the Audit Committee of the Board of Directors, the Registrant engaged Mayer Hoffman McCann P.C. – KRMT Tampa Bay Division (“Mayer Hoffman”) as its independent registered public accounting firm to audit the financial statements of the Registrant.

During the two most recent fiscal years and the subsequent interim period preceding June 17, 2013, neither the Registrant nor any one acting on its behalf consulted with Mayer Hoffman regarding either the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither a written report was provided to the Registrant nor oral advice was provided that Mayer Hoffman concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

16.1	Letter from Grant Thornton LLP regarding Change in Certifying Accountant

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR UNIFORM GROUP, INC.

Date: June 19, 2013	By:	/s/ Andrew D. Demott, Jr.
Andrew D. Demott, Jr.
Executive Vice President, Chief Financial Officer and Treasurer

Exhibit Index to Current Report on Form 8-K

Dated June 19, 2013

Exhibit Number	Description

16.1	Letter from Grant Thornton LLP regarding Change in Certifying Accountant